EXHIBIT 4.57

             AMENDMENT TO CONSULTING AGREEMENT WITH NIKOLAOS CACOS
                             DATED JANUARY 5, 2004











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[IMA EXPLORATION INC. LETTERHEAD]


January 5, 2004




Mr. Niko Cacos
Suite 2507, 1408 Strathmore Mews,
Vancouver, BC
V6Z 3A9

Dear Niko,

Please accept this letter to confirm that your current contract with the Company will be amended effective January 1, 2004. The monthly fee will be reduced to $2,200.00, $1,650.00, $1,375.00 per month for January, February and March onward and under the same terms currently in place and will be reviewed annually.

If you are in agreement please sign below.

Yours truly,


/s/ WILLIAM LEE

IMA Exploration Inc.
Mr. William Lee
Chief Financial Officer


I have read the above letter and agree to the terms as outlined.



/s/ NIKOLAOS CACOS                                    Jan 5/04
---------------------------------                    ---------------------------
Niko Cacos                                           Date







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   TERMINAL CITY CLUB TOWER, SUITE709-837 WEST HASTINGS STREET, VANCOUVER, BC,
                                 CANADA V6C 3N6
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